UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2010

ORANGE 21 INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51071	33-0580186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2070 Las Palmas Drive

Carlsbad, California 92011

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (760) 804-8420

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 9, 2010, Orange 21 Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) at the Company’s offices located at 2070 Las Palmas Drive, Carlsbad California 92011. Holders of an aggregate of 11,956,036 shares of the Company’s common stock at the close of business on April 9, 2010 were entitled to vote (the “Stockholders”) at the Annual Meeting. 10,300,572 shares of the Company’s common stock were represented at the Annual Meeting in person or by proxy. The proposals presented at the Annual Meeting and voting results for the same are set forth below:

Proposal 1 – Approval of Certain Transactions with Costa Brava Under Section 203 of the DGCL

By the votes reflected below, the Stockholders authorized and approved the sale of securities and other “business combinations” (as defined in Section 203 of the Delaware General Corporation Law (the “DGCL”)) between the Company and Costa Brava Partnership III, L.P., Roark, Rearden & Hamot, LLC and Seth Hamot:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,147,009	84,553	69,010	0

Proposal 1, the authorization and approval of the sale of Common Stock, warrants and other securities to Costa Brava (as such term is defined in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 30, 2010 (the “Proxy Statement”)) and other “business combinations” (as such term is defined in Section 203 of the DGCL) between the Company and Costa Brava on terms that are approved by a majority of the disinterested members of the Board, as described in greater detail in the Proxy Statement, received the approval of more than 66 2/3% of the outstanding shares of Common Stock (excluding any shares owned by Costa Brava as of the record date of April 9, 2010).

Proposal 2 – Election of Directors

By the votes reflected below, the Stockholders elected the following individuals to serve as directors until the 2011 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
David R. Mitchell	8,821,578	138,995	1,500	1,338,499
Greg Theiss	8,958,470	2,103	1,500	1,338,499
Harry Casari	8,457,412	503,161	1,500	1,338,499
Seth W. Hamot	8,958,470	2,103	1,500	1,338,499
John Pound	8,910,881	49,692	1,500	1,338,499
Stephen Roseman	8,958,470	2,103	1,500	1,338,499
A. Stone Douglass	8,954,564	6,009	1,500	1,338,499

Proposal 3 – Ratification of Independent Registered Certified Public Accountants

By the votes reflected below, the Stockholders ratified the appointment, by the Board of Directors, of Mayer Hoffman McCann P.C. as the Company’s independent registered certified public accountants for the year ending December 31, 2010:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,297,969	1,603	1,000	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 15, 2010	ORANGE 21 INC.

	By:	/S/ A. STONE DOUGLASS
A. Stone Douglass
Chief Executive Officer

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